                               UNISYS CORPORATION

                                       AND

                                  HSBC Bank USA
                                     Trustee

                                    INDENTURE

                          Dated as of _________________

                          Subordinated Debt Securities

           Reconciliation and Tie Between Trust Indenture Act of 1939 and Indenture dated as of ________________

Trust Indenture
  Act Section                                                 Indenture Section

Section  310(a)(1)..................................................609
            (a)(2)..................................................609
            (a)(3).......................................Not Applicable
            (a)(4).......................................Not Applicable
            (b).....................................................608
                                                                    610
Section  311(a).....................................................613
            (b).....................................................613
Section  312(a).....................................................701
                                                                 702(a)
            (b)..................................................702(b)
            (c)..................................................702(c)
Section  313(a)..................................................703(a)
            (b)..................................................703(a)
            (c)..................................................703(a)
            (d)..................................................703(b)
Section  314(a).....................................................704
            (a)(4).................................................1005
            (b)..........................................Not Applicable
            (c)(1)..................................................102
            (c)(2)..................................................102
            (c)(3).......................................Not Applicable
            (d)..........................................Not Applicable
            (e).....................................................102
Section  315(a).....................................................601
            (b).....................................................602
            (c).....................................................601
            (d).....................................................601
            (e).....................................................514
Section  316(a).....................................................101
            (a)(1)(A)...............................................502
                                                                    512
            (a)(1)(B)...............................................513
            (a)(2).......................................Not Applicable
            (b).....................................................508
            (c)..................................................104(g)
Section  317(a)(1)..................................................503

            (a)(2)..................................................504
            (b)....................................................1003
Section  318(a).....................................................107

--------------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                              TABLE OF CONTENTS(1)

                                                                             Page
                                                                             ----
ARTICLE I   Definitions and Other Provisions of General Application........   1
         SECTION 101.  Definitions.........................................   1
         SECTION 102.  Compliance Certificates and Opinions................   9
         SECTION 103.  Form of Documents Delivered to Trustee..............   10
         SECTION 104.  Acts of Holders; Record Dates.......................   10
         SECTION 105.  Notices, etc., to Trustee and Company...............   13
         SECTION 106.  Notice to Holders; Waiver...........................   13
         SECTION 107.  Conflict with Trust Indenture Act...................   14
         SECTION 108.  Effect of Headings and Table of Contents............   14
         SECTION 109.  Successors and Assigns..............................   15
         SECTION 110.  Separability Clause.................................   15
         SECTION 111.  Benefits of Indenture...............................   15
         SECTION 112.  Governing Law.......................................   15
         SECTION 113.  Legal Holidays......................................   15
         SECTION 114.  Language of Notices, Etc............................   15
         SECTION 115.  Counterparts........................................   15

ARTICLE II   Security Forms................................................   16
         SECTION 201.  Forms Generally.....................................   16
         SECTION 202.  Form of Trustee's Certificate of Authentication.....   16
         SECTION 203.  Securities in Global Form...........................   17

ARTICLE III   The Securities...............................................   18
         SECTION 301.  Amount Unlimited; Issuable in Series................   18
         SECTION 302.  Denominations.......................................   22
         SECTION 303.  Execution, Authentication, Delivery and Dating......   22
         SECTION 304.  Temporary Securities................................   25
         SECTION 305.  Registration, Registration of Transfer and Exchange.   28
         SECTION 307.  Payment of Interest; Interest Rights Preserved......   34
         SECTION 308.  Persons Deemed Owners...............................   36

----------
(1) This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

         SECTION 309.  Cancellation...........................................................................   37
         SECTION 310.  Computation of Interest................................................................   37
         SECTION 311.  Manner of Payments in Respect of Securities............................................   38
         SECTION 312.  Compliance with Certain Laws and Regulations...........................................   38
         SECTION 313.  CUSIP Numbers..........................................................................   39

ARTICLE IV   Satisfaction and Discharge of Indenture..........................................................   39
         SECTION 401.  Satisfaction and Discharge of Indenture................................................   39
         SECTION 402.  Application of Trust Money.............................................................   40
         SECTION 403.  Satisfaction, Discharge and Defeasance of Securities of Any Series.....................   41
         SECTION 404.  Reinstatement..........................................................................   42
         SECTION 405.  Definitions............................................................................   42

ARTICLE V   Remedies..........................................................................................   44
         SECTION 501.  Events of Default......................................................................   44
         SECTION 502.  Acceleration of Maturity; Rescission and Annulment.....................................   45
         SECTION 503.  Collection of Indebtedness and Suits for Enforcement by Trustee........................   46
         SECTION 504.  Trustee May File Proofs of Claim.......................................................   47
         SECTION 505.  Trustee May Enforce Claims Without Possession of Securities............................   47
         SECTION 506.  Application of Money Collected.........................................................   48
         SECTION 507.  Limitation on Suits....................................................................   48
         SECTION 508.  Unconditional Right of Holders to Receive Principal, Premium and Interest
                         and to Convert.......................................................................   49
         SECTION 509.  Restoration of Rights and Remedies.....................................................   49
         SECTION 510.  Rights and Remedies Cumulative.........................................................   49
         SECTION 511.  Delay or Omission Not Waiver...........................................................   50
         SECTION 512.  Control by Holders.....................................................................   50
         SECTION 513.  Waiver of Past Defaults................................................................   50
         SECTION 514.  Undertaking for Costs..................................................................   51

ARTICLE VI   The Trustee......................................................................................   51
         SECTION 601.  Certain Duties and Responsibilities....................................................   51
         SECTION 602.  Notice of Defaults.....................................................................   51
         SECTION 603.  Certain Rights of Trustee..............................................................   52
         SECTION 604.  Not Responsible for Recitals or Issuance of Securities.................................   53
         SECTION 605.  May Hold Securities....................................................................   53

         SECTION 606.  Money Held in Trust....................................................................   53
         SECTION 607.  Compensation and Reimbursement.........................................................   53
         SECTION 608.  Disqualification; Conflicting Interests................................................   54
         SECTION 609.  Corporate Trustee Required; Eligibility................................................   55
         SECTION 611.  Acceptance of Appointment by Successor.................................................   57
         SECTION 612.  Merger, Conversion, Consolidation or Succession to Business............................   58
         SECTION 613.  Preferential Collection of Claims Against Company......................................   58
         SECTION 614.  Appointment of Authenticating Agent....................................................   58

ARTICLE VII   Holders' Lists and Reports by Trustee and Company...............................................   61
         SECTION 701.  Company To Furnish Trustee Names and Addresses of Holders..............................   61
         SECTION 702.  Preservation of Information; Communications to Holders.................................   61
         SECTION 703.  Reports by Trustee.....................................................................   62
         SECTION 704.  Reports by Company.....................................................................   62

ARTICLE VIII   Consolidation, Merger, Conveyance, Transfer or Lease...........................................   63
         SECTION 801.  Company may Consolidate, Etc. Only on Certain Terms....................................   63
         SECTION 802.  Successor Corporation Substituted......................................................   64

ARTICLE IX   Supplemental Indentures..........................................................................   64
         SECTION 901.  Supplemental Indentures Without Consent of Holders.....................................   64
         SECTION 902.  Supplemental Indentures With Consent of Holders........................................   66
         SECTION 903.  Execution of Supplemental Indentures...................................................   67
         SECTION 904.  Effect of Supplemental Indentures......................................................   67
         SECTION 905.  Conformity With Trust Indenture Act....................................................   68
         SECTION 906.  Reference in Securities to Supplemental Indentures.....................................   68

ARTICLE X   Covenants.........................................................................................   68
         SECTION 1001.  Payment of Principal, Premium and Interest............................................   68
         SECTION 1002.  Maintenance of Office or Agency.......................................................   68
         SECTION 1003.  Money for Securities Payments to be Held in Trust.....................................   70
         SECTION 1004.  Additional Amounts....................................................................   71
         SECTION 1005.  Statement as to Compliance............................................................   72
         SECTION 1006.  Calculation of Original Issue Discount................................................   73

ARTICLE XI   Redemption of Securities.........................................................................   73

         SECTION 1101.  Applicability of Article..............................................................   73
         SECTION 1102.  Election to Redeem; Notice to Trustee.................................................   73
         SECTION 1103.  Selection by Trustee of Securities to be Redeemed.....................................   73
         SECTION 1104.  Notice of Redemption..................................................................   74
         SECTION 1105.  Deposit of Redemption Price...........................................................   75
         SECTION 1106.  Securities Payable on Redemption Date.................................................   76
         SECTION 1107.  Security Redeemed in Part.............................................................   77
         SECTION 1108.  Conversion Arrangement on Call for Redemption.........................................   77

ARTICLE XII   Sinking Funds...................................................................................   78
         SECTION 1201.  Applicability of Article..............................................................   78
         SECTION 1202.  Satisfaction of Sinking Fund Payments With Securities.................................   78

ARTICLE XIII   Meetings of Holders of Securities..............................................................   80
         SECTION 1301.  Purposes for Which Meetings May Be Called.............................................   80
         SECTION 1302.  Call, Notice and Place of Meetings....................................................   80
         SECTION 1303.  Persons Entitled To Vote at Meetings..................................................   80
         SECTION 1304.  Quorum; Action........................................................................   81
         SECTION 1305.  Determination of Voting Rights; Conduct and Adjournment of Meetings...................   82

ARTICLE XIV   Immunity of Incorporators, Stockholders, Officers and Directors.................................   84
         SECTION 1401.  Immunity of Incorporators, Stockholders, Officers and Directors.......................   84

ARTICLE XV   Subordination....................................................................................   85
         SECTION 1501.  Agreement to Subordinate..............................................................   85
         SECTION 1502.  No Payments to Holders of Securities in Certain Circumstances.........................   85
         SECTION 1503.  Subrogation...........................................................................   87
         SECTION 1504.  Obligation of Company Unconditional...................................................   88
         SECTION 1505.  Payments on Securities Permitted......................................................   88
         SECTION 1506.  Effectuation of Subordination by Trustee..............................................   89
         SECTION 1507.  Knowledge of Trustee..................................................................   89
         SECTION 1508.  Trustee May Hold Senior Indebtedness; Trustee's Relation to Senior Indebtedness.......   90
         SECTION 1509.  Rights of Holders of Senior Indebtedness Not Impaired.................................   90
         SECTION 1511.  Article XV Not to Prevent Events of Default...........................................   91

         SECTION 1512.  Definitions...........................................................................   91

ARTICLE XVI   Conversion......................................................................................   92
         SECTION 1601.  Applicability of Article..............................................................   92
         SECTION 1602.  Conversion Privilege..................................................................   92
         SECTION 1603.  Conversion Procedure..................................................................   93
         SECTION 1604.  Cash Payments in Lieu of Fractional Shares............................................   94
         SECTION 1605.  Adjustment of Conversion Price........................................................   95
         SECTION 1606.  Rights Issued in Respect of Common Stock Issued Upon Conversion.......................   98
         SECTION 1607.  Effect of Reclassification, Consolidation, Merger or Sale.............................   99
         SECTION 1608.  Taxes on Shares Issued................................................................   99
         SECTION 1609.  Reservation of Shares; Shares to be Fully Paid; Compliance with Governmental
                          Requirements; Listing of Common Stock...............................................   100
         SECTION 1610.  Responsibility of Trustee.............................................................   100
         SECTION 1611.  Notice to Holders Prior to Certain Actions............................................   101
         SECTION 1612.  Definitions...........................................................................   102

            INDENTURE dated as of _____________, between UNISYS CORPORATION, a Delaware corporation (the "Company"), having its principal executive office at Unisys Way, Blue Bell, Pennsylvania 19424, and HSBC Bank USA, a New York banking corporation, as trustee (the "Trustee").

                                    RECITALS

            The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes, bonds or other evidences of subordinated indebtedness (the "Securities"), to be issued in one or more series as provided in this Indenture.

            Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the respective Holders from time to time of Securities or of series thereof:

                                    ARTICLE I

                        Definitions and Other Provisions
                             of General Application

            SECTION 101. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

            (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            Certain terms, used principally within an Article of this Indenture, may be defined in that Article.

            "Act", when used with respect to any Holder, has the meaning specified in Section 104.

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

            "Authorized Newspaper" means a newspaper of general circulation in the place of publication, printed in the official language of the country of publication and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized or required hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

            "Bearer Security" means any Security in the form of a bearer security established pursuant to Section 301 which is payable to bearer and is not a Registered Security (including without limitation any Security in temporary or definitive global bearer form).

            "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day", when used with respect to any Place of Payment or place of publication, means each Monday, Tuesday, Wednesday, Thursday and

Friday which is not a day on which banking institutions in that Place of Payment or place of publication are authorized or obligated by or pursuant to law, regulation or executive order to close or as specified for a series of Securities pursuant to Section 301 or as specified for any Security in such Security.

            "Common Stock" has the meaning specified in Section 1612.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

            "Company Request", "Request of the Company", "Company Order" or "Order of the Company" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

            "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is that indicated in Section 105 of this Indenture.

            "Corporation" includes corporations, associations, companies and business trusts.

            "Coupon" or "coupon", means any interest coupon appertaining to a Bearer Security.

            "Currency" means Dollars or Foreign Currency.

            "Defaulted Interest" has the meaning specified in Section 307.

            "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 301 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

            "Dollar" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

            "Euro-clear" means the operator of the Euro-clear System.

            "Event of Default" has the meaning specified in Section 501.

            "Foreign Currency" means a currency issued by the government of any country other than the United States or a composite currency or currency unit the value of which is determined by reference to the values of the currencies of any group of countries.

            "Global Security" or "global Security" means a Registered or Bearer Security evidencing all or part of a series of Securities issued to the Depositary for such series in accordance with Section 303.

            "Holder" or "holder" means, with respect to a Registered Security, the Person in whose name at the time a particular Registered Security is registered in the Security Register and, with respect to a Bearer Security and/or Coupon, the bearer thereof.

            "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

            "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

            "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

            "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "Officers' Certificate" means a certificate signed by two officers of the Company, one of whom must be the chief financial officer of the Company, and delivered to the Trustee. Each such Officers' Certificate shall contain the statements provided in Section 102, if applicable.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Company and who shall be acceptable to the Trustee. Each Opinion of Counsel shall contain the statements provided in
Section 102, if applicable.

            "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

            "Outstanding" or "outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (3) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

                  (4) Securities which have been Discharged pursuant to Section 403;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Outstanding Securities or the number of votes entitled to be cast by each Holder of a Security in respect of such Security at any such meeting (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, and (B) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

            "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest, if any, on any Securities on behalf of the Company.

            "Person" or "person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of that series are payable as specified in accordance with Section 301.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

            "Registered Security" means any Security in the form of a registered security established pursuant to Section 301 which is registered in the Security Register as to principal and any interest (including without limitation any Security in temporary or definitive global registered form).

            "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 301, which date shall be, unless otherwise specified pursuant to Section 301, the fifteenth day preceding such Interest Payment Date, whether or not such day shall be a Business Day.

            "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Department (or any successor group of the Trustee) with direct responsibility for the administration of this Indenture and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

            "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

            "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

            "Senior Indebtedness" has the meaning specified in Section 1512.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

            "Stated Maturity", when used with respect to any Security (or Coupon, if any, representing an installment of interest) or any installment of principal thereof or interest thereon, means the date specified in such Security (or Coupon) as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

            "Subsidiary" means any corporation at least a majority of the outstanding voting stock of which shall at the time be owned, directly or indirectly, by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries. For the purposes of this definition, "voting stock", as applied to the stock (or the equivalent thereof, in the case of corporations incorporated outside the continental limits of the United States) of any corporation, means stock (or such equivalent) of any class or classes, however designated, having ordinary voting power for the election of at least a majority of the members of the board of directors (or other governing body) of such corporation, other than stock (or such equivalent) having such power only by reason of the happening of a contingency.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

            "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

            "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions, the Commonwealth of Puerto Rico and other areas subject to its jurisdiction.

            "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

            "Yield to Maturity", when used with respect to any Original Issue Discount Security, means the annual yield to maturity, if any, set forth on the face thereof.

            SECTION 102. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel such action is authorized or permitted by this Indenture and that all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, except the certificate of destruction pursuant to Section 309, shall include

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            SECTION 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            SECTION 104. Acts of Holders; Record Dates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. If Securities of a series are issuable as Bearer Securities, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of such series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article XIII, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to

Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1306.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by certificate executed by any trust company, bank, banker or other depositary, wherever situated, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (2) such Bearer Security is produced to the Trustee by some other Person, (3) such Bearer Security is surrendered in exchange for a Registered Security or (4) such Bearer Security is no longer Outstanding.

            (d) The fact and date of execution of any such instrument or writing pursuant to clause (c) above, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this clause.

            (e) The principal amount and serial numbers of Registered Securities held by any Person and the date of holding the same shall be proved by the Security Register.

            (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of a Holder shall bind every future Holder of the same Security and/or Coupon and the Holder of every Security and/or Coupon issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security and/or Coupon.

            (g) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, or in the circumstances permitted by the Trust Indenture Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Where the Company does not fix a record date prior to the first solicitation of a Holder made by any Person in respect of any such Act, the record date for any such Act shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to
Section 701) prior to such first solicitation. With regard to any record date, any request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

            SECTION 105. Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company shall be made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, which at the date hereof is located at 452 Fifth Avenue, New York, New York 10018, and unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given, furnished or filed upon its receipt by a Responsible Officer of the Trustee, or

            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, Attention: Secretary.

            SECTION 106. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event:

                  (1) if any of the Securities affected by such event are Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, within the time prescribed for the giving of such notice, and

                  (2) if any of the Securities affected by such event are Bearer Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided or unless otherwise specified in such Securities) if published twice in an Authorized Newspaper in New York City and if Securities of such series are then listed on the International Stock Exchange of the United Kingdom and the Republic of Ireland Limited or the Luxembourg Stock Exchange or any other exchange located outside the United States and such stock exchange shall so require, in an Authorized Newspaper in London or Luxembourg or in such other city or cities specified pursuant to Section 301 or in any Security.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice to Holders by mail, then such notification as the Company shall direct the Trustee in writing to give shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

            In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as the Company shall direct the Trustee in writing to give shall constitute sufficient notice to such Holders for every purpose hereunder.

            Neither the failure to give notice by publication to Holders of Bearer Securities as provided above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            SECTION 107. Conflict with Trust Indenture Act. This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be a part of this Indenture. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

            SECTION 108. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            SECTION 109. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

            SECTION 110. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 111. Benefits of Indenture. Nothing in this Indenture or in the Securities or Coupons, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder, the Holders and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            SECTION 112. Governing Law. This Indenture and the Securities and Coupons shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

            SECTION 113. Legal Holidays. Except as otherwise specified as contemplated by Section 301, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities or Coupons, if any) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to the next succeeding Business Day at such Place of Payment.

            SECTION 114. Language of Notices, Etc. Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

            SECTION 115. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE II

                                 Security Forms

            SECTION 201. Forms Generally. The Securities of each series and the Coupons, if any, to be attached thereto shall be in substantially the forms as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rule or regulation made pursuant thereto or with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of the Securities and Coupons, if any. If the form of Securities of any series is established by or by action taken pursuant to a Board Resolution, a copy of the Board Resolution together with an appropriate record of any action taken pursuant thereto, which Board Resolution or record of such action shall have attached thereto a true and correct copy of the forms of Security approved by or pursuant to such Board Resolution, shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

            The definitive Securities and Coupons, if any, shall be printed, typed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any.

            SECTION 202. Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication shall be in substantially the following form:

            This is one of the series of Securities referred to in the within-mentioned Indenture.

                                           HSBC Bank USA,
                                           as Trustee

                                           By _______________________________
                                              Authorized Officer

            SECTION 203. Securities in Global Form. If Securities of a series are issuable in global form, as specified as contemplated by Section 301, then, notwithstanding clause (8) of Section 301 and the provisions of Section 302, such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 303 or Section 304. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in definitive global bearer form in the manner and upon written instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

            The provisions of the last sentence of the eighth paragraph of
Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of the eighth paragraph of Section 303.

            Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and any interest on any Security in definitive global form shall be made to the Person or Persons specified therein.

            Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the

Company and the Trustee shall treat a Person as the Holder of such principal amount of Outstanding Securities represented by a definitive global Security as shall be specified in a written statement of the Holder of such definitive global Security or, in the case of a definitive global Security in bearer form, of Euro-clear or CEDEL S.A. which is produced to the Trustee by such Person.

                                   ARTICLE III

                                 The Securities

            SECTION 301. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

            The Securities may be issued from time to time in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

            (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

            (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

            (3) the date or dates on which the principal of (and premium, if any, on) any of the Securities of the series are payable or the method of determination thereof and the amount or amounts of any installment of principal payable on such dates;

            (4) the rate or rates, or the method of determination thereof, at which any of the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Registered Securities on any Interest Payment Date;

            (5) the place or places where the principal of (and premium, if any) and interest, if any, on any of the Securities and Coupons, if any, of the series shall be payable and the office or agency for the Securities of the series maintained by the Company pursuant to Section 1002;

            (6) the period or periods within which, the price or prices at which and the terms and conditions upon which any of the Securities and any Coupons of the series may be redeemed, in whole or in part, at the option of the Company;

            (7) the terms of any sinking fund and the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

            (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which the Securities of the series shall be issuable;

            (9) if other than Dollars, the Foreign Currency or Currencies in which Securities of the series shall be denominated, or in which payment of the principal of (and premium, if any) and/or interest on the Securities may be made, the particular provisions applicable thereto, and, if applicable, the amount of Securities of the series which entitles the Holder of a Security of the series to one vote for purposes of Section 1305;

            (10) if the principal of (and premium, if any) or interest on Securities of a series are to be payable, at the election of the Company or a Holder thereof, in a Currency or Currencies other than that or those in which the Securities are denominated or payable without such election, the Currency or Currencies in which the Securities are to be paid if such election is made, the periods within which and the terms and conditions upon which such election is to be made and the time and manner of determining the exchange rate or rates between the Currency or Currencies in which the Securities are denominated or payable without such election and the Currency or Currencies in which the Securities are to be paid if such election is made;

            (11) if the amount of payments of principal of (and premium, if any) or interest on the Securities of the series may be determined with reference to an index, including, but not limited to, an index based on a Currency or Currencies other than that in which the Securities are denominated or payable, or any other type of index, the manner in which such amounts shall be determined;

            (12) if the Securities of the series are denominated or payable in a Foreign Currency, any other terms concerning the payment of principal of (and premium, if any) or any interest on such Securities (including the Currency or Currencies of payment thereof);

            (13) if payments of principal of (and premium, if any) or interest on the Securities of the series are to be made in a Currency other than the Currency in which such Securities are denominated, the manner in which the exchange rate with respect to such payments shall be determined;

            (14) if other than the principal amount thereof, the portion of the principal amount of any of the Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

            (15) the application, if any, of Section 403, or such other means of satisfaction and discharge as may be specified for the Securities and Coupons, if any, for a series;

            (16) any deletions or modifications of or additions to the Events of Default set forth in Section 501 or covenants of the Company set forth in
      Article X or subordination provisions set forth in Article XV pertaining to the Securities of the series;

            (17) the forms of the Securities and Coupons, if any, of the series;

            (18) whether the Securities of the series are to be issued as Registered Securities or Bearer Securities (with or without Coupons), or a combination thereof, whether Bearer Securities may be exchanged for Registered Securities of the series and whether Registered Securities may be exchanged for Bearer Securities of the series (if permitted by applicable laws and regulations) and the circumstances under which and the place or places where any such exchanges, if permitted, may be made; and whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in definitive global form with or without coupons and, if so, whether beneficial owners of interests in any such definitive global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which and the place or places where any such exchanges may occur, if other than in the manner provided in Section 305;

            (19) whether and under what circumstances and with what procedures and documentation the Company will pay additional amounts on any of the Securities and Coupons, if any, of the series to any Holder who is not a United States person (including a definition of such term), in respect of any tax, assessment or other governmental charge withheld or deducted from a payment thereon and, if so, whether the Company will have the option to redeem such Securities rather than pay additional amounts (and the terms of any such option);

            (20) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the Coupons appertaining thereto as they severally mature and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 304;

            (21) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities;

            (22) the obligation, if any, of the Company to permit the conversion of Securities of the series into Common Stock and the terms and conditions upon which such conversion shall be effected (including, without limitation, the initial conversion price or rate, the conversion period and any other provision in addition to or in lieu of those set forth herein relative to such obligation); and

            (23) any other terms of any of the Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture).

            All Securities of any one series and the Coupons appertaining to any Bearer Securities of such series shall be substantially identical except as to denomination, the rate or rates of interest, if any, and the Maturity and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth in the Officers' Certificate referred to above or in any such indenture supplemental hereto.

            At the option of the Company, interest on the Registered Securities of any series that bears interest may be paid by mailing a check to the address of any Holder as such address shall appear in the Security Register or by wire transfer to an account designated by the Holder.

            If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action together with such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the Securities of such series.

            SECTION 302. Denominations. The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section
301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and in any integral multiple thereof. Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee.

            SECTION 303. Execution, Authentication, Delivery and Dating. The Securities shall be executed in the name and on behalf of the Company by manual or facsimile signatures of its Chairman of the Board, its Vice Chairman of the Board, its President or any of its Vice Presidents, under its corporate seal reproduced thereon attested by the manual or facsimile signature of its Secretary or one of its Assistant Secretaries. Any Coupons shall be executed on behalf of the Company by the manual or facsimile signature of any such officer of the Company.

            Securities and Coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any Coupons appertaining thereto, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that, in connection with the sale of a Bearer Security during the "restricted period" as defined in United States Treasury regulation section 1.163-5(c)(2)(i)(D)(7), no Bearer Security shall be mailed or otherwise delivered to any location in the United States; and provided, further, that a definitive Bearer Security sold during the restricted period may be delivered only outside the United States and only if the Person entitled to receive such definitive Bearer Security shall have furnished a certificate in the form set forth in Exhibit A.1 to this Indenture, dated no earlier than 15 days prior to the earlier of the date on which such definitive Bearer Security is delivered and the date on which any temporary Bearer Global Security first becomes exchangeable for such definitive Bearer Security in accordance with the terms of such temporary Security and this Indenture. Except as permitted by Section 306, the Trustee shall not authenticate and deliver any Bearer Security unless all appurtenant Coupons for interest then matured have been detached and canceled.

            If all the Securities of a series are not to be originally issued at one time, and if the Board Resolution, Officers' Certificate or supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Securities and the determination of the terms of particular Securities of such series such as interest rate or rates (or the method in which such rate or rates are to be determined), if any, Stated Maturity, date of issuance and date from which interest, if any, shall accrue.

            If the forms or terms of the Securities of the series and any related Coupons have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an opinion of Counsel stating:

            (1) if the forms of such Securities and any Coupons have been established by or pursuant to a Board Resolution as permitted by Section 201, that such forms have been established in conformity with the provisions of this Indenture;

            (2) if the terms of such Securities and any Coupons have been established by or pursuant to a Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;

            (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

            (4) that all laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with.

            Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

            The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders.

            Each Registered Security shall be dated the date of its authentication; and each Bearer Security and any Bearer Security in global form shall be dated as of the date of original issuance of the first Security of such series to be issued.

            No Security or Coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

            If the Company shall establish pursuant to Section 301 that the Securities of a series are to be issued in whole or in part in the form of a Global Security, then the Company shall execute and the Trustee shall in accordance with this Section and the Company Order with respect to such series authenticate and deliver the Global Security that (1) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of Outstanding Securities of such series to be represented by the Global Security,
(2) shall be registered, if in registered form, in the name of the Depositary for such Global Security or the nominee of such Depositary, (3) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instruction, and (4) shall bear a legend substantially to the following effect:
"Unless and until this Security is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary" or to such other effect as the Depositary and the Trustee may agree.

            Each Depositary designated pursuant to Section 301 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation. The Trustee shall have no responsibility to determine if the Depositary is so registered.

            SECTION 304. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, (1) in registered form or (2) in bearer form, with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced conclusively by their execution of such Securities. Such temporary Securities may be (in the case of Registered Securities) and shall be (in the case of Bearer Securities) in global form.

            Except in the case of temporary Global Securities in bearer form (which are exchangeable for definitive Bearer Securities in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 1002 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured Coupons appertaining thereto) the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor and authorized denominations; provided, however, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security (including a definitive Bearer Security in global form) shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 303.

            If temporary Global Securities in bearer form of any series are issued, any such temporary global Securities in bearer form shall, unless otherwise provided therein, be delivered to the London office of a Depositary (the "Common Depositary"), for the benefit of Euro-clear and CEDEL, S.A., for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct).

            Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security in bearer form (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security in bearer form, executed by the Company. On or after the Exchange Date, such temporary global Security in bearer form shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such temporary global Security in bearer form, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security in bearer form to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security in bearer form shall be in bearer form, registered form, definitive global form (registered or bearer), or a combination thereof, as specified as contemplated by Section 301, and, if a combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified in such temporary global Security in bearer form, upon such presentation by the Common Depositary, such temporary global Security in bearer form shall be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euro-clear as to the portion of such temporary global Security in bearer form held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL S.A. as to the portion of such temporary global Security in bearer form held for its account then to be exchanged, each in the form set forth in Exhibit A.2 to this Indenture; and provided, further, that definitive Bearer Securities shall be delivered in exchange for a portion of a temporary global Security in bearer form only in compliance with the requirements of Section 303.

            Unless otherwise specified in such temporary global Security in bearer form, the interest of a beneficial owner of Securities of a series in a temporary global Security in bearer form shall be exchanged for definitive Securities of the same series and of like tenor following the Exchange Date when the beneficial owner instructs Euro-clear or CEDEL S.A., as the case may be, to request such exchange on his behalf and delivers to Euro-clear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit A.1 of this Indenture, dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euro-clear, CEDEL S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and any Paying Agent appointed for such series of Securities.

            Unless otherwise specified in such temporary global Security in bearer form, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security in bearer form, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euro-clear or CEDEL S.A. The definitive Securities in bearer form to be delivered in exchange for any portion of a temporary global Security in bearer form shall be delivered only outside the United States.

            Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on a temporary global Security in bearer form on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euro-clear and CEDEL S.A. on such Interest Payment Date upon delivery by Euro-clear and CEDEL S.A. to the Trustee of a certificate or certificates in the form set forth in Exhibit A.2 to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security in bearer form (or to such other accounts as they may direct) on such Interest Payment Date and who have each delivered to Euro-clear or CEDEL S.A., as the case may be, a certificate in the form set forth in Exhibit A.1 to this Indenture. Any interest so received by Euro-clear and CEDEL S.A. and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 1003.

            SECTION 305. Registration, Registration of Transfer and Exchange. The Company shall cause to be kept at an office or agency to be maintained by the Company in accordance with Section 1002 a register (being the combined register of the Security Registrar and all transfer agents designated pursuant to Section 1002 for the purpose of registration of transfer of Securities and sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

            Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained pursuant to Section 1002 for such purpose in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor.

            At the option of the Holder, Registered Securities of any series (except a Global Security representing all or a portion of the Securities of such series) may be exchanged for other Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Registered Securities to be exchanged at any such office or agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive. Bearer Securities may not be issued in exchange for Registered Securities.

            The Company may establish pursuant to Section 301 that, at the option of the Holder (subject to Section 303), Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to each of them such security or indemnity as each may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of Business at such office or agency on (1) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (2) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date for payment, as the case may be, and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

            Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any definitive global Bearer Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a definitive global Bearer Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by
Section 301, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of such definitive global Bearer Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such definitive global Bearer Security shall be surrendered by the Common Depositary or such other depositary or Common Depositary as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and deliver, in exchange for each portion of such definitive global Bearer Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such definitive global Bearer Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by Section 301, shall be in the form of Bearer Securities or Registered Securities or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; and provided, further, that no Bearer Security delivered in exchange for a portion of a definitive global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a definitive global Bearer Security after the close of business at the office or agency where such exchange occurs on (1) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (2) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such definitive global Bearer Security is payable in accordance with the provisions of this Indenture.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

            The Company shall not be required (1) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the mailing of a notice of redemption and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the mailing of the relevant notice of redemption, or (2) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (3) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and like tenor; provided, that such Registered Security shall be simultaneously surrendered for redemption.

            If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 303, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 301 shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Security representing such series in exchange for such Global Security.

            If specified by the Company pursuant to Section 301 with respect to a series of Securities, the Company may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such series in exchange for such Global Security or Securities.

            If specified by the Company pursuant to Section 301 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of securities in exchange in whole or in part for Securities of such series in definitive form on such terms as are acceptable to the Company and such Depositary; provided, however, that no portion of a Global Security in registered form may be surrendered in exchange for Securities in bearer form. Thereupon, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, without charge to the Holders,

                  (1) to each Person specified by such Depositary a new Security or Securities of the series of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and

                  (2) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

            In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver Securities (1) in definitive registered form in authorized denominations, if the Securities of such series are issuable as Registered Securities, (2) in definitive bearer form in authorized denominations, with coupons attached, if the Securities of such series are issuable as Bearer Securities or (3) as either Registered or Bearer Securities, if the Securities of such series are issuable in either form; provided, however, that a Bearer Security may not be delivered in exchange for a Registered Security, and provided, further, that a definitive Bearer Security shall be delivered in exchange for a temporary Global Security in bearer form only in compliance with the conditions set forth in Section 303 and provided, further, that delivery of a Bearer Security shall be made only outside the United States.

            Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be canceled by the Trustee. Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. The Trustee shall deliver such Registered Securities to the persons in whose names such Securities are so registered.

            Notwithstanding any other provisions of this Section to the contrary, unless and until a Global Security is exchanged in whole for Securities in definitive form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

            SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security or Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding with Coupons corresponding to the Coupons, if any, appertaining to the surrendered Security.

            If there shall be delivered to the Company and the Trustee (1) evidence to each of their satisfaction of the destruction, loss or theft of any Security or Coupon and (2) such security or indemnity as may be required by each of them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or Coupon has been acquired by a protected purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains (upon surrender to the Trustee of such Security with all appurtenant Coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

            In case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security or Coupon, pay such Security or Coupon; provided, however, that principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, any interest on Bearer Securities shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

            Upon the issuance of any new Security or Coupon under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security or Coupon of any series issued pursuant to this
Section in lieu of any mutilated, destroyed, lost or stolen Security or Coupon shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities or Coupons of that series duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

            SECTION 307. Payment of Interest; Interest Rights Preserved. Unless otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

            Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such Series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

            (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security, and, subject as aforesaid, each such Security shall be so dated, or have attached thereto such Coupons, that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

            Unless otherwise provided with respect to the Securities of any series as contemplated by Section 301, in the case of any Security of any series that is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security that is converted, interest after the date of conversion of such Security shall not be payable.

            SECTION 308. Persons Deemed Owners. Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) any interest on such Security and for all other purposes whatsoever whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

            Title to any Bearer Security and any Coupons appertaining thereto shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder of any Bearer Security and the Holder of any

Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

            Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary, as a Holder, with respect to such Global Security or impair, as between such Depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Global Security. Neither the Company, the Trustee, nor any agent of the Company or the Trustee, will have any responsibility or liability for any aspects of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

            SECTION 309. Cancellation. All Securities and Coupons surrendered for payment, redemption, conversion, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All such Securities and Coupons so delivered, and all such Securities and Coupons so surrendered to the Trustee, shall be promptly canceled by the Trustee. All Bearer Securities and unmatured Coupons held by the Trustee pending such cancellation shall be deemed to be delivered for cancellation for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities and Coupons held by the Trustee shall be disposed of in a manner selected by the Trustee.

            SECTION 310. Computation of Interest. Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the

Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

            SECTION 311. Manner of Payments in Respect of Securities. The provisions of this Section shall apply to the Securities of any series unless otherwise provided as contemplated by Section 301.

            (a) The following payment provisions shall apply to any Registered Security of any series:

                  (1) Except as provided in subparagraph (a)(2) below, payment of principal of and premium, if any, on such Registered Security will be made at the Place of Payment by delivery of a check on the payment date or dates against surrender of such Registered Security, and any interest on any Registered Security will be paid at the Place of Payment by mailing a check by first class mail to the Person entitled thereto at the address of such Person appearing on the Security Register or, if provided pursuant to Section 301, by wire transfer to an account designated by such Person.

                  (2) Payment of the principal of, premium, if any, and
            interest, if any, on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Company by any appropriate method.

            (b) Payment of the principal of and premium, if any, and interest, if any, on any Bearer Security will be made, except as provided in Section 304 with respect to temporary global Securities, unless otherwise specified pursuant to Section 301 and/or Section 901(8), at such place or places outside the United States as may be designated by the Company pursuant to any applicable laws or regulations by any appropriate method on the payment date therefor against surrender of the Bearer Security, in the case of payment of principal and premium, if any, or the relevant Coupon, in the case of payment of interest, if any, to a Paying Agent designated for such series pursuant to Section 1002.

            SECTION 312. Compliance with Certain Laws and Regulations. If any Bearer Securities are to be issued in any series of Securities, the Company will use reasonable efforts to provide for arrangements and procedures designed pursuant to then applicable laws and regulations, if any, to ensure that such Bearer Securities are sold or resold, exchanged, transferred and paid only in compliance with such laws and regulations and without adverse consequences to the Company, the Holders and the Trustee.

            SECTION 313. CUSIP Numbers.

      The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                   ARTICLE IV

                           Satisfaction and Discharge

            SECTION 401. Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect with respect to Securities of any series (except as to any surviving rights of (as applicable) conversion, registration of transfer or exchange of Securities and Coupons, if any, of any series herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

            (1) either

                  (A) all Securities and Coupons theretofore authenticated and delivered (other than (i) Securities and Coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities and Coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities and Coupons not theretofore delivered to the Trustee for cancellation

                        (i) have become due and payable, or

                        (ii) will become due and payable at their Stated
                  Maturity within one year, or

                        (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

            and the Company, in the case of (B)(i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities and Coupons not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities and Coupons which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

            Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

            SECTION 402. Application of Trust Money. Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations deposited with the Trustee pursuant to Sections 401 and 403 shall be held in trust and applied by it, in accordance with the provisions of the Securities and Coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and any interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law. All moneys deposited with the Trustee pursuant to
Section 401 or Section 403 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

            SECTION 403. Satisfaction, Discharge and Defeasance of Securities of Any Series. If this Section is specified, as contemplated by Section 301, to be applicable to Securities and Coupons, if any, of any series, the Company will be deemed to have been Discharged (as defined below) from its obligations with respect to Securities and Coupons, if any, of such series when

            (1) either

                  (A) with respect to all Outstanding Securities and Coupons of such series, the Company has deposited or caused to be deposited with the Trustee as a trust fund specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities and Coupons, if any, of such series, (i) money in an amount as will, or (ii) U.S. Government Obligations (as defined below) as will, together with the predetermined and certain income to accrue thereon without consideration of any reinvestment thereof, or (iii) a combination of (i) and (ii) as will (in a written opinion with respect to (ii) or (iii) of independent public accountants delivered to the Trustee), be sufficient to pay and discharge the entire indebtedness on all Outstanding Securities and Coupons of such series for principal (and premium, if any) and interest, if any, to the Stated Maturity or any Redemption Date as contemplated by the last paragraph of this Section 403, as the case may be; or

                  (B) with respect to all Outstanding Securities and Coupons of such series, the Company has properly fulfilled such other means of satisfaction and discharge as is specified by Section 301 to be applicable to the Securities and Coupons, if any, of such series; and

            (2) the Company has paid or caused to be paid all other sums payable with respect to the Outstanding Securities and Coupons, if any, of such series;

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities and Coupons, if any, of any such series have been complied with; and

            (4) with respect to subsection 1(A) above, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities and Coupons, if any, of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 403 and will be subject to Federal income tax in the same amount, in the same manner and at the same times as would have been the case if such option had not been exercised.

            Any deposits with the Trustee referred to in Section 403(l)(A) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Securities and Coupons, if any, of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any mandatory redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement will provide therefor and the Company will make arrangements for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

            SECTION 404. Reinstatement. If the Trustee is unable to apply any money or U.S. Government Obligations in accordance with Section 401 or 403 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities and Coupons, if any, of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section 401 or 403 until such time as the Trustee is permitted to apply all such money or U.S. Government Obligations in accordance with Section 401 or 403; provided, however, that if the Company has made any payment of interest on or principal of (and premium, if any, on) any Securities and Coupons, if any, of such series because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such series of Securities and Coupons, if any, to receive such payment from the money or U.S. Government Obligations held by the Trustee.

            SECTION 405. Definitions. The following terms, as used in this
Article IV, shall have the following meanings:

            "Discharged" means that the Company will be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and Coupons, if any, of the series as to which Section 403 is specified as applicable as aforesaid and to have satisfied all the obligations under this Indenture relating to the Securities and Coupons, if any, of such series (and the Trustee, at the expense of the Company, will execute proper instruments acknowledging the same), except (1) the rights of Holders thereof to receive, from the trust fund described in
      Section 403(1)(A) above, payment of the principal of (and premium, if any) and the interest, if any, on such Securities and Coupons, if any, when such payments are due, (2) the Company's obligations with respect to such Securities and Coupons, if any, under Article XVI, Sections 305 and 306 (insofar as applicable to Securities of such series), 402, 1002 and 1003 (last paragraph only) and the Company's obligations to the Trustee under Sections 607 and 610 and (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, will survive such discharge.

            "U.S. Government Obligation" means securities that are (1) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, which, in either case under clauses (1) or (2), are not callable or redeemable at the option of the issuer thereof, and will also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specified payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                                    ARTICLE V

                                    Remedies

            SECTION 501. Events of Default. "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events, unless it is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing such series of Securities or in the form of Security for such series:

            (1) the failure of the Company to pay any installment of interest on any of the Securities of that series, when and as the same shall become payable, which failure shall have continued unremedied for a period of 30 days;

            (2) the failure of the Company to pay the principal of (and premium, if any, on) any of the Securities of that series, when and as the same shall become payable, whether at Stated Maturity as therein expressed, by call for redemption, pursuant to any sinking fund, by declaration as authorized by this Indenture or otherwise;

            (3) the failure of the Company to observe and perform any other of the covenants or agreements on the part of the Company contained in this Indenture (other then a covenant or agreement included in this Indenture solely for the benefit of a series of Securities other than that series), which failure shall have continued unremedied for a period of 60 days after written notice shall have been given, by registered or certified mail, to the Company by the Trustee, or shall have been given to the Company and the Trustee by the Holders of 25% or more in principal amount of the Securities of that series then Outstanding, specifying such failure and requiring the Company to remedy the same and stating that such notice is a "Notice of Default" hereunder;

            (4) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Company in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days;

            (5) the commencement by the Company of a voluntary case under the Federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of its property, or the making by it of any assignment for the benefit of its creditors, or the admission by the Company in writing of its inability to pay its debts generally as such debts become due;

            (6) any other Event of Default provided with respect to the Securities of that series.

            SECTION 502. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

            At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (A) all overdue interest on all Securities of that series,

                  (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities or, in the case of Original Issue Discount Securities, the Securities' Yield to Maturity, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

      and

            (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

            SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if the Company shall fail for a period of 30 days to pay any installment of interest on the Securities of any series or shall fail to pay the principal of (and premium, if any, on) any of the Securities of any series when and as the same shall become due and payable, whether at Stated Maturity, or by call for redemption, pursuant to any sinking fund, by declaration as authorized by this Indenture, or otherwise, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and Coupons, if any, the whole amount then due and payable on such Securities and Coupons, if any, for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities (or, in the case of Original Issue Discount Securities, the Securities' Yield to Maturity) and Coupons, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If an Event of Default with respect to Securities and Coupons, if any, of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            SECTION 504. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

            No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

            SECTION 505. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities and Coupons, if any, may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and Coupons, if any, in respect of which such judgment has been recovered.

            SECTION 506. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: to the payment of all amounts due the Trustee under Section 607;

            SECOND: to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest, if any, on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, if any, respectively; and

            THIRD: the balance, if any, ratably to the Person or Persons entitled thereto.

            SECTION 507. Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) an Event of Default with respect to Securities of such series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have the right in any manner whatever by virtue of, or by availing of, any provision of this Indenture (including without limitation the provisions of Section 512) to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

            SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert. Notwithstanding any other provision in this Indenture, the Holder of any Security or any Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and (subject to Section 307) any interest on such Security or Coupon on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and the right, if applicable, to convert such Security on the terms and subject to the conditions applicable to Securities of such series and to institute suit for its enforcement, and such rights shall not be impaired without the consent of such Holder.

            SECTION 509. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            SECTION 510. Rights and Remedies Cumulative. Except as provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            SECTION 511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

            SECTION 512. Control by Holders. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture,

            (2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction, and

            (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

            SECTION 513. Waiver of Past Defaults. Subject to Section 502, the Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

            (1) in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series, or

            (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

            Upon any such waiver, such default shall cease to exist with respect to such series, and any Event of Default with respect to such series arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

            SECTION 514. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs (including reasonable counsel fees and expenses) against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee.

                                   ARTICLE VI

                                   The Trustee

            SECTION 601. Certain Duties and Responsibilities. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

            SECTION 602. Notice of Defaults. If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof and if such default is corrected within such period, the Trustee may conclude, consistent with the Trust Indenture Act, that notice of such a default need not be provided to such Holders of Securities. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

            SECTION 603. Certain Rights of Trustee. Subject to the provisions of
Section 601:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of negligence or bad faith on its part, rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may, in good faith, deem reasonable in the circumstances, and, if the Trustee shall determine to make such further inquiry or investigation, any further evidence which may be requested by the Trustee pursuant to the provisions of this paragraph shall be furnished by the Company;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

            (i) the Trustee shall not be charged with knowledge of any default or Event of Default unless a Responsible Officer of the Trustee (i) has actual knowledge of such default or Event of Default or (ii) the Trustee has been notified in writing by the Company or any Holder of Securities.

            SECTION 604. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

            SECTION 605. May Hold Securities. The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

            SECTION 606. Money Held in Trust. Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

            SECTION 607. Compensation and Reimbursement. The Company agrees

            (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Securities.

            When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(4) or Section 501(5), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

            The provisions of this Section shall survive the resignation or removal of the Trustee and the termination of this Indenture.

            SECTION 608. Disqualification; Conflicting Interests. If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall comply with the relevant provisions thereof. In determining whether the Trustee has a conflicting interest within the meaning of the Trust Indenture Act with respect to Securities of any series, there shall be excluded this Indenture with respect to Securities of any series other than such series.

            SECTION 609. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            SECTION 610. Resignation and Removal, Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee resigning or being removed within 30 days after the giving of such notice of resignation or removal, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company.

            (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

            (d) If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee for a series shall cease to be eligible under
      Section 609 and shall fail to resign after written request therefor by the Company or by any Holder of Securities of such series, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and each successor Trustee or Trustees shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by giving notice of such event to all Holders of Securities of such series as provided by Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

            SECTION 611. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

            (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

            (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

            (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

            SECTION 612. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

            SECTION 613. Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities or the Coupons, if any), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

            SECTION 614. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to
Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by Federal or State authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent; provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

            The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

            If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

            This is one of the series of Securities referred to in the within-mentioned Indenture.

                                                   HSBC Bank USA
                                                       As Trustee


                                                   By __________________________
                                                      As Authenticating Agent


                                                   By __________________________
                                                      Authorized Officer

            If all of the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment or other place where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of

Counsel), shall appoint in accordance with this Section an Authenticating Agent (which may be an Affiliate of the Company if eligible to be appointed as an Authenticating Agent hereunder) having an office in such Place of Payment or other place designated by the Company with respect to such series of Securities.

                                   ARTICLE VII

                Holders' Lists and Reports by Trustee and Company

            SECTION 701. Company To Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee:

            (1) semi-annually, and not more than 15 days after each Regular Record Date for the payment of interest on a series of Registered Securities, a list, in such form as the Trustee may reasonably require, containing all information in the possession or control of the Company or any Paying Agent as to the names and addresses of the Holders of such series of Registered Securities as of such Regular Record Date (or for non-interest-bearing Registered Securities, on dates to be determined pursuant to Section 301 hereof),

            (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished, and

            (3) such information concerning the Holders of Bearer Securities which is known to the Company; provided, however, that the Company shall have no obligation to investigate any matter relating to any Holder of a Bearer Security or a Coupon.

If and so long as the Trustee shall be the Security Registrar for such series, no list referred to in (1) or (2) above need be furnished.

            SECTION 702. Preservation of Information; Communications to Holders.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

            (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

            (c) Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

            SECTION 703. Reports by Trustee. (a) Within 60 days after each May 15th of each year commencing with the first May 15th after the first issuance of Securities pursuant to this Indenture, the Trustee shall transmit to the Holders of Securities, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, a brief report if required by Section 313(a) of the Trust Indenture Act, dated as of such May 15th. The Trustee also shall comply with
Section 313(b) of the Trust Indenture Act and shall transmit to Holders, in the manner and to the extent provided in Section 313(c), such other reports, if any, as may be required pursuant to the Trust Indenture Act.

            (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when any Securities are listed on any stock exchange.

            SECTION 704. Reports by Company. The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

            Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer or Lease

            SECTION 801. Company may Consolidate, Etc. Only on Certain Terms. The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

            (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on all the Outstanding Securities of all series and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for all applicable conversion rights in accordance with Article XVI;

            (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

            (3) in connection with such transaction, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

            SECTION 802. Successor Corporation Substituted. Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, the predecessor corporation shall be relieved of the performance and observance of all obligations and covenants under this Indenture and the Securities (and any Coupons appertaining thereto), including but not limited to the obligation to make payment of the principal of (and premium, if any) and interest, if any, on all the Outstanding Securities of all series (and any Coupons appertaining thereto), and, in the event of such conveyance, transfer or lease, may be liquidated and dissolved.

                                   ARTICLE IX

                             Supplemental Indentures

            SECTION 901. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

            (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

            (3) to add any additional Events of Default with respect to all or any series of the Securities (and, if such Event of Default is applicable to less than all series of Securities specifying the series to which such Event of Default is applicable);

            (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations; provided that any such addition or change shall not adversely affect the interests of the Holders of Securities of any series or any related Coupons in any material respect;

            (5) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such change in or elimination of such provision;

            (6) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301;

            (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b);

            (8) if allowed under applicable laws and regulations, to permit payment in the United States of principal, premium or interest on Bearer Securities or Coupons, if any;

            (9) to provide for the issuance of uncertificated Securities of one or more series in addition to or in place of certificated Securities;

            (10) to make provision with respect to the conversion rights of Holders of Securities of any series pursuant to the requirements of
      Article XVI; or

            (11) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such other provision as may be made shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

            SECTION 902. Supplemental Indentures With Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture (acting as one class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

            (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

            (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

            (3) change any obligation of the Company, with respect to Outstanding Securities of a series, to maintain an office or agency in the places and for the purposes specified in Section 1002 for such series;

            (4) modify any of the provisions of this Section or Section 513 except to increase any such percentage or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the Holders of a specified percentage of the aggregate principal amount of Outstanding Securities of such series (which provision may be made pursuant to Section 301 without the consent of any Holder) or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(7); or

            (5) subject to the provisions of Article XVI, adversely affect any applicable conversion rights.

            A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            SECTION 903. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive (in addition to the documents which the Trustee is entitled to receive pursuant to Section 102), and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

            SECTION 904. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            SECTION 905. Conformity With Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

            SECTION 906. Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                    ARTICLE X

                                    Covenants

            SECTION 1001. Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Securities and Coupons, if any, that it will duly and punctually pay the principal of (and premium, if any, on) each of the Securities and Coupons, if any, of that series, and the interest, if any, which shall have accrued thereon, in accordance with the terms of the Securities and Coupons, if any, of such series and this Indenture.

            SECTION 1002. Maintenance of Office or Agency. If Securities of a series are issuable only as Registered Securities, until all the Securities of each such series shall have been paid or payment thereof provided for, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange or for conversion and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, until all the Securities of each such series shall have been paid or payment thereof provided for, the Company will maintain (1) in The City of New York, an office or agency where any

Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange or conversion, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related Coupons may be presented or surrendered for payment in the circumstances described in this paragraph (and not otherwise), (2) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section 1004); provided, however, that if the Securities of that series are listed on The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of that series are listed on such exchange, and (3) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located in Europe, an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange or conversion and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee and the Holders of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, except that Bearer Securities of that series and the related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to
Section 1004) at the London office of the Trustee (or an agent with a London office appointed by the Trustee and acceptable to the Company), and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands. Presentation of Coupons for payment or other demands for payment of Bearer Securities must be made outside the United States, and no payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that payment of principal of and any premium and interest on any Bearer Security (including any additional amounts payable on Securities of such series pursuant to Section 1004) shall be made at the office of the Company's Paying Agent in The City of New York, if (but only if) (1) payment of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions, (2) such payment is then permitted by applicable laws and (3) in appointing a Paying Agent in The City of New York, the Company would not suffer any fiscal or other sanction under applicable laws or as a result of such appointment or of any payment being made through such Paying Agent.

            The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee and the Holders of any such designation or rescission and of any change in the location of any such other office or agency.

            SECTION 1003. Money for Securities Payments to be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, at or prior to the opening of business on each due date of the principal of (and premium, if any) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

            The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

            Anything in this Section 1003 to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest, if any, on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security and Coupons, if any, shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

            SECTION 1004. Additional Amounts. If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of such series or any Coupon appertaining thereto additional amounts as provided and subject to the conditions set forth therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

            If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related Coupons who are United States Aliens (as defined in the Securities) without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on an Officers' Certificate furnished pursuant to this Section.

            SECTION 1005. Statement as to Compliance. On or before April 30 of each year following the date hereof, the Company shall deliver to the Trustee a certificate of the principal executive officer, principal financial officer or principal accounting officer of the Company stating whether or not to the best knowledge of such officer the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which such officer may have knowledge.

            SECTION 1006. Calculation of Original Issue Discount.

            The Company shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year.

                                   ARTICLE XI

                            Redemption of Securities

            SECTION 1101. Applicability of Article. Securities (including any Coupons) of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities (including any Coupons) of any series) in accordance with this Article.

            SECTION 1102. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities (including any Coupons) shall be evidenced by a Board Resolution or by an action taken pursuant to a Board Resolution. In case of any redemption at the election of the Company of the Securities (including any Coupons) of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities (including any Coupons) of such series to be redeemed. In the case of any redemption of Securities (including any Coupons) prior to the expiration of any restriction on such redemption provided in the terms of such Securities (including any Coupons) or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

            SECTION 1103. Selection by Trustee of Securities to be Redeemed. If less than all the Securities (including any Coupons) of any series are to be redeemed, the particular Securities (including any Coupons) to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities (including any Coupons) of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities (including any Coupons) of that series or any integral multiple thereof) of the principal amount of Securities (including any Coupons) of such series of a denomination larger than the minimum authorized denomination for Securities (including any Coupons) of that series.

            In any case where Securities (including any Coupons) of such series are registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Security of such series. If the Securities of any series (including any Coupons) to be redeemed consist of Securities having different Stated Maturities or different rates of interest (or methods of computing interest), then the Company may, in the written notice delivered to the Trustee pursuant to Section 1102, direct that the Securities (including any Coupons) of such series to be redeemed shall be selected from among groups of such Securities having specified Stated Maturities or rates of interest (or methods of computing interest) and the Trustee shall thereafter select the particular Securities (including any Coupons) to be redeemed in the manner set forth above from among the groups of such Securities so specified.

            If any Security selected for partial redemption is converted in part before the termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be practicable) to be the portion selected for redemption. The Securities (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that such Security is converted as a whole or in part before the mailing of the notice of redemption. Upon any redemption of less than all Securities of a series, the Company and the Trustee may treat as Outstanding any Securities of such series surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption.

            The Trustee shall promptly notify the Company in writing of the Securities (including any Coupons) selected for redemption and, in the case of any Securities (including any Coupons) selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities (including any Coupons) shall relate, in the case of any Securities (including any Coupons) redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities (including any Coupons) which has been or is to be redeemed.

            SECTION 1104. Notice of Redemption. Notice of redemption shall be given not less than 20 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, as provided in Section 106.

            Each such notice of redemption shall identify the Securities to be redeemed (including CUSIP numbers) and shall specify the Redemption Date, the Redemption Price, the Place or Places of Payment, that the Securities of such series are being redeemed at the option of the Company pursuant to provisions contained in the terms of the Securities of such series or in a supplemental indenture establishing such series, if such be the case, that on the Redemption Date the Redemption Price will become due and payable upon each Security redeemed, that payment will be made upon presentation and surrender of the applicable Securities, that all Coupons, if any, maturing subsequent to the date fixed for redemption shall be void, that any interest accrued to the Redemption Date will be paid as specified in said notice, and that on and after said Redemption Date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If the Securities are convertible, the notice of redemption shall also specify the conversion price and the date on which the right to convert such Securities or portions thereof will terminate. If less than all the Securities of any series are to be redeemed the notice of redemption shall specify the numbers of the Securities of such series to be redeemed, and, if only Bearer Securities of any series are to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities, the last date on which exchanges of Bearer Securities for Registered Securities not subject to redemption may be made. In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security and any Coupons appertaining thereto, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof and with appropriate Coupons will be issued, or, in the case of Registered Securities providing appropriate space for such notation, at the option of the Holders, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

            Notice of redemption of Securities and Coupons, if any, to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

            SECTION 1105. Deposit of Redemption Price. On or before the opening of business on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities and Coupons, if any, which are to be redeemed on that date. If any Security called for redemption is converted pursuant to Article XVI, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall be paid to the Company on Company Request, or if then held by the Company, shall be discharged from such trust.

            SECTION 1106. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of Coupons for such interest, and provided, further, that, unless otherwise specified as contemplated by Section 301, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

            If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by Coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section

1002) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of those Coupons.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security (or, in the case of any Original Issue Discount Securities, the Security's Yield to Maturity).

            SECTION 1107. Security Redeemed in Part. Any Security (including any Coupons appertaining thereto) which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security (including any Coupons appertaining thereto) without service charge, a new Security (including any Coupons appertaining thereto) or Securities (including any Coupons appertaining thereto) of the same series and Stated Maturity and like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security (including any Coupons appertaining thereto) so surrendered.

            SECTION 1108. Conversion Arrangement on Call for Redemption. In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Trustee in trust for the Holders, on or before the close of business on the Redemption Date, immediately available funds in an amount not less than the applicable Redemption Price, together with interest accrued to the Redemption Date, of the Securities to be redeemed which have not been converted. Notwithstanding anything to the contrary contained in this Article XI, the obligation of the Company to pay the Redemption Price of such Securities, together with interest accrued to the Redemption Date, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which will be filed with the Trustee prior to the Redemption Date, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article XVI hereof) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date, subject to payment of the above amount as aforesaid. At the written direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Securities. No arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                   ARTICLE XII

                                  Sinking Funds

            SECTION 1201. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities (including any Coupons) of a series except as otherwise specified as contemplated by Section 301 for Securities (including any Coupons) of such series.

            The minimum amount of any sinking fund payment provided for by the terms of Securities (including any Coupons) of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities (including any Coupons) of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities (including any Coupons) of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in
Section 1202. Each sinking fund payment shall be applied to the redemption of Securities (including any Coupons) of any series as provided for by the terms of Securities (including any Coupons) of such series.

            SECTION 1202. Satisfaction of Sinking Fund Payments With Securities. The Company (1) may deliver Outstanding Securities (including any Coupons) of a series (other than any previously called for redemption) and (2) may apply as a credit Securities (including any Coupons) of a series which (A) have been redeemed (or called for redemption and for which the Redemption Price, together with accrued interest, if any, has been deposited pursuant to Section 1105) or otherwise purchased, either at the election of the Company pursuant to the terms of such Securities (including any Coupons) or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities (including any Coupons) or (B) have been converted pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities (including any Coupons) of such series required to be made pursuant to the terms of such Securities (including any Coupons) as provided for by the terms of such series; provided that such Securities (including any Coupons) have not been previously so credited. Such Securities (including any Coupons) shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities (including any Coupons) for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

            SECTION 1203. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of Securities (including any Coupons), the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities (including any Coupons) of that series pursuant to Section 1202 and the optional amount, if any, to be added in cash to the next ensuing mandatory sinking fund payment, and will also deliver to the Trustee any Securities (including any Coupons) to be so delivered. If such Officers' Certificate shall specify an optional amount to be added in cash to the next ensuing mandatory sinking fund payment, the Company shall thereupon be obligated to pay the amount therein specified. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities (including any Coupons) to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities (including any Coupons) shall be made upon the terms and in the manner stated in Sections 1106 and 1107.

                                  ARTICLE XIII

                        Meetings of Holders of Securities

            SECTION 1301. Purposes for Which Meetings May Be Called. If Securities of a series are issuable as Bearer Securities, a meeting of Holders of Securities of such series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

            SECTION 1302. Call, Notice and Place of Meetings. (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1301, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 or more than 180 days prior to the date fixed for the meeting.

            (b) In case at any time the Company, by or pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

            SECTION 1303. Persons Entitled To Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be
(1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

            SECTION 1304. Quorum; Action. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1302(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Subject to the foregoing, at the reconvening of any such further adjourned meeting, the Persons entitled to vote 25% in aggregate principal amount of the Outstanding Securities of such series shall constitute a quorum for the taking of any action set forth in the notice of the original meeting. Notice of the reconvening of an adjourned meeting which was adjourned for lack of a quorum shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

            Except as limited by the proviso to Section 902, and subject to the provisions described in the next succeeding paragraph, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the lesser of (1) the Holders of a majority in principal amount of the Outstanding Securities of that series and (2) 66-2/3% in principal amount of Outstanding Securities of such series represented and voting at such meeting or adjourned meeting; provided, however, that any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the lesser of (1) the Holders of such specified percentage in principal amount of the Outstanding Securities of that series and (2) a majority in principal amount of Outstanding Securities of such series represented and voting at such meeting or adjourned meeting. Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related Coupons, whether or not present or represented at the meeting.

            With respect to any consent, waiver or other action which this Indenture expressly provides may be given by the Holders of a specified percentage of Outstanding Securities of all series affected thereby (acting as one class), only the principal amount of Outstanding Securities of any series represented at a meeting or adjourned meeting duly reconvened at which a quorum was present, held in accordance with this Section, and voting in favor of such action, shall be counted for purposes of calculating the aggregate principal amount of Outstanding Securities of all series affected thereby favoring such action.

            SECTION 1305. Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the Person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by
Section 104 to certify to the holder of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

            (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1302(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

            (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount (or such other amount as shall be specified as contemplated by Section 301) of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

            (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1302 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

            SECTION 1306. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1302 and, if applicable, Section 1304. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                   ARTICLE XIV

                    Immunity of Incorporators, Stockholders,
                             Officers and Directors

            SECTION 1401. Immunity of Incorporators, Stockholders, Officers and Directors. No recourse shall be had for the payment of the principal of (or premium, if any, on) or interest, if any, on, any Security of any series (or any Coupon appertaining thereto), or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, direct or indirect stockholder, officer or director, as such, past, present or future, of the Company, or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Securities of all series (and any Coupons appertaining thereto) are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, direct or indirect stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor Corporation, because of the incurring of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in this Indenture or in any of the Securities of any series (or any Coupons appertaining thereto) or to be implied herefrom or therefrom, and that all liability, if any, of that character against every such incorporator, stockholder, officer and director is, by the acceptance of the Securities of any series (or any Coupons appertaining thereto), and as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of the Securities (and any Coupons appertaining thereto), expressly waived and released.

                                   ARTICLE XV

                                  Subordination

            SECTION 1501. Agreement to Subordinate. Anything to the contrary herein notwithstanding, the Company covenants and agrees, and each Holder of Securities of any series (or any Coupons appertaining thereto) by acceptance thereof likewise covenants and agrees, that the indebtedness represented by the Securities of such series then Outstanding (and any Coupons appertaining thereto) and the payment of the principal of (and premium, if any, on) and interest, if any, on each and all of such Securities of such series (and any Coupons appertaining thereto) shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Indebtedness (as defined below), whether outstanding at the date hereof or incurred after the date hereof.

            SECTION 1502. No Payments to Holders of Securities in Certain Circumstances. (a) Subject to the next succeeding sentence, no payment shall be made by the Company on account of principal of (or premium, if any) or interest on the Securities (or any Coupons appertaining thereto) or on account of any sinking fund provisions or on account of the purchase, redemption or other acquisition of Securities (or any Coupons appertaining thereto) (except payments made in capital stock of the Company and except that sinking fund payments may be satisfied by the use of Securities delivered, redeemed or converted as provided in Section 1202 prior to the notice hereinafter referred to) if the Trustee shall be in receipt of a written notice from a Senior Indebtedness Representative (as defined below) that there shall have occurred and be continuing any default in the payment of principal, premium, if any, or interest on any Senior Indebtedness continuing beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness. Any failure by the Company to make any payment on or under any Senior Indebtedness, other than any Senior Indebtedness as to which the provisions of this Section 1502 shall have been waived by the Company in the instrument or instruments by which the Company incurred, assumed, guaranteed or otherwise created such Senior Indebtedness, shall not be deemed a default under this Section 1502(a) if (1) the Company shall in good faith be disputing its obligation to make such payment or perform such obligation, and (2) either (A) no final judgment relating to such dispute shall have been issued against the Company which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, or (B) in the event a judgment that is subject to further review or appeal has been issued, the Company shall in good faith be prosecuting an appeal or other proceeding for review, and a stay of execution shall have been obtained pending such appeal or review.

            (b) Upon any distribution of assets of the Company upon any dissolution or winding-up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in money or money's worth, or payment thereof provided for in accordance with its terms, before any payment is made on account of the principal of (and premium, if any) or interest on the Securities (or any Coupons appertaining thereto); and upon any such dissolution or winding-up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than in securities which are subordinate and junior in right of payment to the payment of all Senior Indebtedness which may at the time be outstanding), to which the holders of the Securities (or any Coupons appertaining thereto) or the Trustee would be entitled except for the provisions of this Article XV, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities (or any Coupons appertaining thereto) or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the Holders of the Securities (or any Coupons appertaining thereto) or to the Trustee.

            In the event that, notwithstanding the foregoing, any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the Holders of Securities (or any Coupons appertaining thereto) before all Senior Indebtedness is paid in full in money or money's worth, or provision is made for such payment, and if such fact shall then have been made known to a Responsible Officer of the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full in money or money's worth, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness.

            The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article VIII hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 1502 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article VIII hereof.

            (c) The holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Holders of Securities (or any Coupons appertaining thereto), without incurring responsibility to such Holders and without impairing or releasing the obligations of the Holders of Securities (or any Coupons appertaining thereto) hereunder to the holders of Senior Indebtedness: (1) change the manner, place or terms of payment or change or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (2) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (3) release any Person liable in any manner for the collection of Senior Indebtedness; and (4) exercise or refrain from exercising any rights against the Company and any other Person.

            (d) Nothing in this Section 1502 shall apply to claims of, or payments to, the Trustee pursuant to Section 607.

            SECTION 1503. Subrogation. Subject to the payment in full of all Senior Indebtedness, the Holders of Securities (and any Coupons appertaining thereto) shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until all amounts owing on the Securities (and any Coupons appertaining thereto) shall be paid in full, and, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of Securities (and any Coupons appertaining thereto), no such payment or distribution made to the holders of Senior Indebtedness by virtue of this Article XV which otherwise would have been made to the Holders of Securities (and any

Coupons appertaining thereto) shall be deemed to be a payment by the Company on account of the Senior Indebtedness, it being understood that the provisions of this Article XV are and are intended solely for the purpose of defining the relative rights of the Holders of Securities (and any Coupons appertaining thereto), on the one hand, and the holders of Senior Indebtedness, on the other hand.

            SECTION 1504. Obligation of Company Unconditional. Nothing contained in this Article XV or elsewhere in this Indenture or in any Security is intended to or shall impair, as between the Company, its creditors other than holders of Senior Indebtedness and the Holders of Securities (and any Coupons appertaining thereto), the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities (and any Coupons appertaining thereto) the principal thereof (and premium if any) and interest, if any, thereon as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities (or any Coupons appertaining thereto) and creditors of the Company other than holders of Senior Indebtedness, nor shall anything herein prevent the Trustee or any Holder of Securities (or any Coupons appertaining thereto) from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights, if any, under this Article XV of holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

            Upon any payment or distribution of assets of the Company referred to in this Article XV, the Trustee and the Holders of Securities (or any Coupons appertaining thereto) shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the liquidating trustee or agent or other person making any payment or distribution to the Trustee or to the Holders of Securities (or any Coupons appertaining thereto) for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article XV.

            SECTION 1505. Payments on Securities Permitted. Nothing contained in this Article XV or elsewhere in this Indenture, or in any of the Securities (or any Coupons appertaining thereto) shall (1) affect the obligation of the Company to make, or prevent the Company from making, at any time except in the event of any event specified in paragraph (a) or (b) of Section 1502, payments at any time of principal of (or premium, if any) or interest, if any, on the Securities of any series (or any Coupons appertaining thereto) or of any sinking fund payments with respect to the Securities of any series, or (2) prevent the application by the Trustee or any Paying Agent of any moneys deposited prior to the receipt by the Trustee of the notice referred to in Section 1502(a) with the Trustee or such Paying Agent in trust for the purpose of paying a specified installment or installments of interest on the Securities of any series (or any Coupons appertaining thereto), to the payment of such installments of interest on the Securities of any series (or any Coupons appertaining thereto).

            SECTION 1506. Effectuation of Subordination by Trustee. Each holder of Securities (or any Coupons appertaining thereto), by his acceptance thereof, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article XV and appoints the Trustee his attorney-in-fact for any and all such purposes.

            SECTION 1507. Knowledge of Trustee. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Securities (or any Coupons appertaining thereto) pursuant to the provisions of this Article XV. Notwithstanding the provisions of this Article XV or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until the Trustee shall have received written notice thereof from the Company or a Senior Indebtedness Representative.

            Prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, that if on a date not less than two Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal of or premium or interest, if any, on any Securities (or any Coupons appertaining thereto)), the Trustee shall not have received with respect to such moneys the notice provided for in this Section 1507, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

            The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a Senior Indebtedness Representative to establish that such notice has been given by a Senior Indebtedness Representative. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XV, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Article XV, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

            SECTION 1508. Trustee May Hold Senior Indebtedness; Trustee's Relation to Senior Indebtedness. The Trustee shall be entitled to all the rights set forth in this Article XV with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 613 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

            The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, with respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article XV, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. Subject to the provisions of Section 601, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall mistakenly pay over or deliver to Holders of Securities (or any Coupons appertaining thereto), the Company or any other person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article XV or otherwise.

            SECTION 1509. Rights of Holders of Senior Indebtedness Not Impaired. No right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

            SECTION 1510. Rights and Obligations Subject to Power of Court. The right of the holders of Senior Indebtedness and the obligations of the Trustee and the Holders of Securities (and any Coupons appertaining thereto) set forth in this Article XV are subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Indebtedness and the holders thereof with respect to the Securities (and any Coupons appertaining thereto) and the Holders thereof by a plan of reorganization under applicable bankruptcy law.

            SECTION 1511. Article XV Not to Prevent Events of Default. No provision of this Article XV shall prevent the occurrence of any default or Event of Default hereunder.

            SECTION 1512. Definitions. The following terms shall have the following meanings:

            "Senior Indebtedness" means the principal of, premium, if any, and interest on, and any other payment due pursuant to the terms of an instrument (including, without limitation, fees, expenses, collection expenses (including attorneys' fees), interest yield amounts, post-petition interest and taxes) creating, securing or evidencing any of the following, whether outstanding at the date hereof or hereafter incurred or created:

            (1) all indebtedness of the Company for money borrowed or constituting amounts due in respect of reimbursement obligations relating to letters of credit (including, but not limited to, any indebtedness secured by a mortgage, conditional sales contract or other lien which is
      (A) given to secure all or part of the purchase price of property subject thereto, whether given to the vendor of such property or to another or (B) existing on property at the time of acquisition thereof);

            (2) all indebtedness of the Company evidenced by notes, debentures, bonds or other securities;

            (3) all indebtedness of others of the kinds described in either of the preceding clauses (1) or (2) assumed by or guaranteed in any manner by the Company or in effect guaranteed by the Company through an agreement to purchase, contingent or otherwise; and

            (4) all renewals, deferrals, increases, extensions or refundings of and modifications to indebtedness of the kinds described in any of the preceding clauses (1), (2) or (3);

unless, in the case of any particular indebtedness, renewal, extension or refunding, the instrument creating or evidencing the same or the assumption or guarantee of the same provides that such indebtedness, renewal, extension, deferral, increase, modification or refunding is not superior in right of payment to the Securities or is pari passu with or subordinate by its terms in right of payment to the Securities; provided that Senior Indebtedness shall not include the Securities of any series issued under this Indenture.

            "Senior Indebtedness Representative" means (1) in the case of Senior Indebtedness held by one Person, such Person, (2) in the case of Senior Indebtedness issued under an indenture, the trustee under such indenture and (3) in the case of Senior Indebtedness issued pursuant to an instrument or agreement (other than an indenture) that authorizes an agent or other representative to represent the interests of a group of creditors under such instrument or agreement, such agent or representative; provided, however, in the case of (2) or (3), such trustee, agent or representative is acting pursuant to due authority pursuant to the related indenture, instrument or agreement.

                                   ARTICLE XVI

                                   Conversion

            SECTION 1601. Applicability of Article. Securities of any series which are convertible into Common Stock (as defined below) at the option of the Holder shall be convertible in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article. Each reference in this Article to "a Security" or "the Securities" refers to the Securities of the particular series that is convertible into Common Stock. If more than one series of Securities with conversion privileges are outstanding at any time, the provisions of this Article shall be applied separately to each such series.

            SECTION 1602. Conversion Privilege. A Holder of a Security of any authorized denomination of any series may convert it into Common Stock, at any time during the period specified in the Securities of that series, at the conversion price or conversion rate in effect on the conversion date, except that, with respect to any Security (or portion thereof) called for redemption, such right shall terminate at the close of business on the Redemption Date (or such other day as may be specified as contemplated by Section 301 for Securities of such series), unless the Company shall default in payment of the Redemption Price.

            The initial conversion price or conversion rate in respect of a series of Securities shall be as specified in the Securities of that series. The conversion price or conversion rate shall be subject to adjustment on the terms set forth in this Article XVI or such other or different terms, if any, as may be specified as contemplated by Section 301 for Securities of such series.

            A Holder may convert any Security in full and may convert a portion of a Security if the portion to be converted and the remaining portion of such Security are in denominations issuable for that series of Securities. Provisions of this Indenture that apply to conversion of all of a Security shall also apply to conversion of a portion of it.

            SECTION 1603. Conversion Procedure. To convert a Security of any series, a Holder must satisfy the requirements for conversion contained on the Securities of that series. The date on which the Holder shall satisfy all such requirements shall be the conversion date. As soon as practicable after the conversion date, the Company shall deliver to the Holder through the office or agency maintained by the Company pursuant to Section 1002 a certificate for the number of shares of Common Stock issuable upon the conversion and cash or its check in lieu of any fractional share. The person in whose name such certificate is registered shall become a stockholder of record on the conversion date, and the rights of the Holder of the Securities so converted as a Holder thereof, shall cease as of such date.

            If a Holder converts more than one Security of any series at the same time, the number of full shares issuable upon such conversion shall be based on the total principal amount of the Securities of such series so converted.

            Upon surrender of a Security of any series that is converted in part, the Trustee shall authenticate for the Holder a new Security or Securities of that series equal in principal amount to the unconverted portion of the Security surrendered together with any Coupons appertaining thereto.

            The Company will not be required to deliver certificates for shares of Common Stock upon conversion while its stock transfer books are closed for a meeting of stockholders or for the payment of dividends or for any other purpose, but certificates for shares of Common Stock shall be delivered as soon as the stock transfer books shall again be opened.

            Registered Securities of any series surrendered for conversion during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date for such series to the opening of business on such Interest Payment Date shall (except in the case of Registered Securities or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion (or, if such Registered Security was issued in exchange for a Bearer Security after the close of business on such Regular Record Date, by surrender of one or more Coupons relating to such Interest Payment Date or by both payment in such funds and surrender of such Coupon or Coupons, in either case, in an amount equal to the interest payable on such Interest Payment Date on the principal amount of the Registered Security then being converted); provided, that no such payment need be made if there shall exist, at the time of conversion, a default in the payment of interest on the Securities of such series. The funds so delivered shall be paid to the Company on or after such Interest Payment Date unless the Company shall default in the payment of the interest due on such Interest Payment Date, in which event such funds shall be paid to the Holder who made such required payment. Except as provided above in this Section and subject to the last paragraph of Section 307, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

            SECTION 1604. Cash Payments in Lieu of Fractional Shares. No fractional shares of Common Stock or script representing fractional shares shall be issued upon conversion of a Security. If any fractional share of stock would be issuable upon the conversion of any Security or portion thereof, the Company shall make an adjustment therefor in cash at the current market value thereof. The current market value of a share of Common Stock shall be the last reported sale price on the first day (which is not a Legal Holiday) immediately preceding the day on which the Securities (or specified portions thereof) are deemed to have been converted and such last reported sale price shall be determined by the Trustee as provided in the second sentence of subsection (d) of Section 1605.

            SECTION 1605. Adjustment of Conversion Price. The conversion price or conversion rate shall be adjusted from time to time by the Company as follows:

            (a) In case the Company shall (1) pay a dividend, or make a distribution, in shares of its Common Stock, on its Common Stock, (2) subdivide its outstanding Common Stock into a greater number of shares, or
      (3) combine its outstanding Common Stock into a smaller number of shares, the conversion price or conversion rate in effect immediately prior thereto shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above had such Security been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection
      (a) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of subdivision or combination.

            (b) In case the Company shall issue rights or warrants to substantially all holders of its Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Stock (or securities convertible into Common Stock) at a price per share less than the current market price per share of Common Stock (as determined in accordance with subsection (d) below) at the record date for the determination of stockholders entitled to receive such rights or warrants, except as provided in subsection (e) below, the conversion price or conversion rate in effect immediately prior thereto shall be adjusted so that the same shall equal the price or rate determined by multiplying the conversion price or dividing the conversion rate, as the case may be, in effect immediately prior to the date of issuance of such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of shares of Common Stock which the aggregate offering price of the total number of securities so offered would purchase at such current market price, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants plus the number of additional shares of Common Stock (including shares represented by securities convertible into Common Stock) offered for subscription or purchase. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after such record date. Except as provided in subsection (d) below, in determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock (including shares represented by securities convertible into Common Stock) at less than such current market price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors of the Company whose determination shall be conclusive and described in a certificate filed with the Trustee. Upon the expiration of any right or warrant to purchase Common Stock (or securities convertible into Common Stock) the issuance of which resulted in an adjustment in the conversion price or rate pursuant to this subsection
      (b), if any such right or warrant shall expire and shall not have been exercised, the conversion price or rate shall immediately upon such expiration be recomputed to the conversion price or rate which would have been in effect had the adjustment of the conversion price or rate made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock (or securities convertible into Common Stock) actually purchased upon the exercise of such rights or warrants actually exercised.

            (c) In case the Company shall distribute to substantially all holders of its Common Stock any shares of capital stock of the Company (other than Common Stock or capital stock convertible into Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or other distributions to the extent paid from current or retained earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those referred to in subsection (b) above), then, except as provided in subsection (e) below, in each such case the conversion price or conversion rate shall be adjusted by multiplying the conversion price or dividing the conversion rate, as the case may be, in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (as defined in subsection (d) below) of the Common Stock on such record date less the fair market value on such record date (as determined by the Board of Directors of the Company, whose determination shall be conclusive, and described in a certificate filed with the Trustee) of the portion of the capital stock or assets or evidences of indebtedness so distributed or of such rights or warrants applicable to one share of Common Stock, and the denominator shall be the current market price per share (as defined in subsection (d) below) of the Common Stock on such record date. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution, except as provided in subsection (e) below.

            (d) For the purpose of any computation under subsections (b) and (c) of this Section, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices for the 20 consecutive Trading Days (as defined below) commencing with the 30th Trading Day before the day in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading (based on the aggregate dollar value of all securities listed or admitted to trading) or, if not listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ National Market System, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose, or, if such prices are not available, the fair market value set by, or in a manner established by, the Board of Directors of the Company in good faith. In addition, for purposes of any computation under subsection (b) and (c) above: (1) the market value or exercise price of any rights or warrants shall be determined without giving effect to any potential adjustment that is contingent upon the occurrence of any event other than the passage of time; and (2) to the extent that any right or warrant is subject to any condition (other than the passage of time), the date of issuance or distribution of such right or warrant and the record date for the determination of stockholders entitled to receive such rights or warrants shall be deemed to be the date of occurrence of such condition.

            (e) No adjustment in the conversion price or conversion rate shall be required unless such adjustment would require an increase or decrease of at least 1% in such price or rate; provided however, that any adjustments which by reason of this subsection (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XVI shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. Anything in this Section 1605 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the conversion price or increases in the conversion rate, in addition to those required by this Section 1605, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivision of shares, distribution of rights to purchase stock or securities, or a distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

            (f) Whenever the conversion price or conversion rate is adjusted as herein provided, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the conversion price or conversion rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the conversion price or conversion rate setting forth the adjusted conversion price or conversion rate and the date on which such adjustment becomes effective and shall mail such notice of such adjustment to the Holder of each Registered Security at his last address appearing on the Security Register.

            (g) In any case in which this Section 1605 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (1) issuing to the Holder of any Security converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (2) paying to such Holder any amount in cash in lieu of any fraction pursuant to Section 1604.

            SECTION 1606. Rights Issued in Respect of Common Stock Issued Upon Conversion. Each share of Common Stock issued upon conversion of Securities pursuant to this Article XVI shall be entitled to receive the appropriate number of Rights (as defined below), if any, and the certificates representing the Common Stock issued upon such conversion shall bear such legends, if any, in each case as provided by and subject to the terms of the Rights Agreement (as defined below) as in effect at the time of such conversion. Notwithstanding anything else to the contrary in this Article XVI, there shall not be any adjustment to the conversion privilege or conversion price or conversion rate as a result of (1) the distribution of separate certificates representing the Rights, (2) the occurrence of certain events entitling holders of Rights to receive, upon exercise thereof, Common Stock of the Company or capital stock of another corporation or (3) the exercise of such Rights in accordance with the Rights Agreement.

            SECTION 1607. Effect of Reclassification, Consolidation, Merger or Sale. If any of the following events occur, namely (1) any reclassification or change of outstanding shares of Common Stock (other than a charge in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (2) any consolidation, merger or combination of the Company with another corporation or entity as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (3) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation or entity as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock shall occur, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall conform to the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that each Security shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Security immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article.

            The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder of Registered Securities, at his address appearing on the Security Register.

            The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

            SECTION 1608. Taxes on Shares Issued. The issue of stock certificates on conversions of Securities shall be made without charge to the converting Holder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Holder of any Security converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the Person or Persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

            SECTION 1609. Reservation of Shares; Shares to be Fully Paid; Compliance with Governmental Requirements; Listing of Common Stock. The Company shall use its best efforts to provide, free from preemptive rights, out of its authorized but unissued shares or shares held in treasury, sufficient shares to provide for the conversion of the Securities from time to time as such Securities are presented for conversion.

            Before taking any action which would cause an adjustment reducing the effective conversion price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Securities, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted conversion price or rate.

            The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

            The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

            The Company further covenants that so long as the Common Stock shall be listed on the New York Stock Exchange or any other national securities exchange the Company will, if permitted by the rules of such exchange, list and keep listed all Common Stock issuable upon conversion of the Securities.

            SECTION 1610. Responsibility of Trustee. The Trustee and any other conversion agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the conversion price or conversion rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and the Trustee and any other conversion agent make no representations with respect thereto. Subject to the provisions of Section 601, neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Security for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine whether a supplemental indenture under Section 1607 need be entered into or the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 1607 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of Securities upon the conversion of their Securities after any event referred to in such Section 1607 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 601, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

            SECTION 1611. Notice to Holders Prior to Certain Actions. In case:

                  (1) the Company shall declare a dividend (or any other
            distribution) on its Common Stock (other than in cash out of current or retained earnings or pursuant to the Rights Agreement); or

                  (2) The Company shall authorize the granting to substantially all the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants; or

                  (3) of any reclassification of the Common Stock of the Company
            (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (4) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company shall cause to be filed with the Trustee and to be mailed to each Holder of Registered Securities at his address appearing on the Security Register, as promptly as possible but in any event at least fifteen days prior to the applicable date hereinafter specified, a notice stating (1) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (2) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

            SECTION 1612. Definitions. The following terms shall have the following meanings:

            "Common Stock" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 1607, however, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

            "Rights" mean the Preferred Share Purchase Rights heretofore or in the future distributed to stockholders of the Company pursuant to the Rights Agreement.

            "Rights Agreement" means the Rights Agreement originally dated March 7, 1986 between the Company and the Rights Agent named therein, as it may be amended, supplemented or restated from time to time (including any agreements of a similar nature in replacement thereof).

            "Trading Day" means a day on which the national securities exchange (or the NASDAQ National Market System) on which the Common Stock is listed or admitted to trading is open for the transaction of business or the reporting of trades or, if the Common Stock is not so listed or admitted, a day on which the New York Stock Exchange is open for the transaction of business.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly signed all as of the date first written above.

                                                UNISYS CORPORATION

                                                By: _______________________
                                                       Name:
                                                       Title:


                                                HSBC Bank USA,
                                                as Trustee

                                                By: _______________________
                                                       Name:
                                                       Title:

                                    EXHIBIT A

                            [FORMS OF CERTIFICATION)

                   [FORM OF CERTIFICATE TO BE GIVEN BY PERSON
                    ENTITLED TO RECEIVE BEARER SECURITY OR TO
                   OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE]

                                  EXHIBIT A.1.
                               UNISYS CORPORATION

                     [Insert title or sufficient description
                         of Securities to be delivered]
                               (the "Securities")

            This is to certify that, as of the date hereof, and except as set forth below, the above-referenced Securities held by you for our account (i) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States persons"), (ii) are owned by United States person(s) that
(a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition, if we are a financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)), we certify that we have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

            As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "posessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

            We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your Operating Procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification, it may be assumed that this certification applies as of such date.

            This certification excepts and does not relate to $______________ of such interest in the above Securities, in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

            We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:   _____________________________
         [To be dated no earlier
         than 15 days prior to the
         Exchange Date or the first
         interest payment date prior
         to the Exchange Date, as
         relevant]

By:      _____________________________
         As, or as agent for, the
         beneficial owner(s) of the
         Securities to which this
         certificate relates.

                                   EXHIBIT A.2

                       [FORM OF CERTIFICATE TO BE GIVEN BY
                           EURO-CLEAR OR CEDEL S.A. IN
                        CONNECTION WITH THE EXCHANGE OF A
                     PORTION OF A TEMPORARY GLOBAL SECURITY
                OR TO OBTAIN INTEREST PRIOR TO AN EXCHANGE DATE]

                               UNISYS CORPORATION

                     [Insert title or sufficient description
                         of Securities to be delivered]
                               (the "Securities")

            This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations"), substantially as set forth in the Temporary Global Security with respect to the Securities, as of the date hereof, $___________ principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or
(b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the issuer or the issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)), have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

            As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "posessions" include

Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

            We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global Security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

            We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

*Dated:       , 20__           Yours faithfully,

                                                MORGAN GUARANTY TRUST COMPANY OF
                                                NEW YORK, Brussels office as
                                                operator of the Euro-clear
                                                System

                                                            or

                                                CEDEL S.A.

                                                By:


--------------------------------
* [Not earlier than the Exchange
  Date or the first interest
  payment date prior to the
  Exchange Date, as relevant.]


                                       2